                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2002
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)


      Ohio                1-4851                       34-0526850
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 (State or other       (Commission File      (IRS Employer Identification No.)
 jurisdiction of           Number)
 incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 5:     Other Events.
            ------------

         On April 10, 2002, The Sherwin-Williams Company issued a press release regarding its adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," and its earnings expectations for the first quarter of 2002 and the full year 2002. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)      Exhibits

         Exhibit No.     Exhibit Description
         -----------     -------------------

         99              Press Release of Sherwin-Williams dated April 10, 2002.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE SHERWIN-WILLIAMS COMPANY


April 11, 2002                          By:  /s/ L. E. Stellato
                                           -------------------------------------
                                            L.E. Stellato
                                            Vice President, General Counsel and
                                            Secretary



                                  EXHIBIT INDEX
                                  -------------


   EXHIBIT NO.    EXHIBIT DESCRIPTION
   -----------    -------------------


         99       Press Release of Sherwin-Williams dated April 10, 2002.












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